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                                                                  EXHIBIT 10.57

                          PLEDGE AND SECURITY AGREEMENT

         This PLEDGE AND SECURITY AGREEMENT, dated as of April 17, 1997 (as amended, supplemented or otherwise modified from time to time, this "PLEDGE AGREEMENT"), between MEGO MORTGAGE CORPORATION, a Delaware corporation (the "BORROWER"), having its principal place of business at 1000 Parkwood Circle, Suite 500; Atlanta, Georgia 30339, and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation (the "LENDER"), having an office at 600 Steamboat Road; Greenwich, Connecticut 06830.

                              W I T N E S S E T H:

         WHEREAS, Greenwich Capital Markets, Inc., as Initial Purchaser, the Borrower, as Seller and Servicer, and Mego Financial Corp. have entered into the Amended and Restated Master Loan Purchase and Servicing Agreement, dated as of October 1, 1996 (the "PURCHASE AGREEMENT"), and the other Purchase Documents (as defined below);

         WHEREAS, the Borrower wishes to borrow certain sums from the Lender hereunder and the Lender is willing, upon the terms and conditions set forth below and in the Note (as defined below in the Note), to lend such sums to the Borrower, in order to permit the Borrower to finance residual and interest-only securities retained by the Borrower or its subsidiaries in connection with certain securitization transactions entered into by the Borrower or its subsidiaries;

         WHEREAS, the Borrower is executing concurrently herewith the Promissory Note, dated of even date herewith, to the order of the Lender, evidencing the Advances (as defined below) made thereunder to the Borrower in a maximum aggregate principal amount not to exceed $11,000,000.00 (the "NOTE"); and

         WHEREAS, the Lender is willing to make the Advances to the Borrower secured by the pledge by the Borrower of the Collateral (including the Additional Collateral) (each as defined below);

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 Defined Terms. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Note. As used herein, the following terms shall have the following meanings:

         "BORROWER" shall have the meaning specified in the introductory paragraph hereof.



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         "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banking institutions in New York, New York, Atlanta, Georgia or Greenwich, Connecticut are authorized or required by law or executive order to be closed.

         "CERTIFICATES" means, collectively, any residual and/or interest-only securities or instruments retained by the Borrower or any of its subsidiaries and issued pursuant to any pooling and servicing agreement, indenture or trust agreement in connection with transactions in which the Lender or any of its subsidiaries acts as an underwriter or placement agent and any other instrument which is acceptable to the Lender in its sole discretion and has been confirmed as such in writing by the Lender.

         "COLLATERAL"  shall have the meaning specified in Section 2.1 hereof.

         "COLLATERAL REQUIREMENT" means, with respect to the Collateral, an aggregate amount equal to the sum of (i) with respect to Advances made in respect of any Certificate that is a residual certificate, 166 2/3% of the aggregate outstanding principal amount of such Advances plus accrued interest (i.e. a 60% advance rate); and (ii) with respect to Advances in respect of any Certificate that it is an interest-only certificate, 133 1/3% of the aggregate outstanding principal amount of such Advances plus accrued interest (i.e. a 75% advance rate).

         "CURRENT MARKET VALUE" means, with respect to any Collateral on any day, the fair market value of such Collateral on such day as determined in good faith by the Lender, applying standards of commercial reasonableness that are customary in the industry.

         "DELIVERY" means a delivery of Collateral to the Lender in accordance with Section 2.2 hereof.

         "EVENT OF DEFAULT OF BORROWER" has the meaning set forth in Section
5.1 hereof.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time.

         "GOVERNMENTAL AUTHORITY" shall mean any nation, government, or state, or any political subdivision thereof, or any court, stock exchange, entity or agency exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "INDEBTEDNESS" means, when used with reference to any Person, any indebtedness or other obligation created, incurred, assumed or guaranteed by a party or with respect to which such Person has become liable, directly or indirectly, contingently, secondarily or otherwise (other than by endorsement of instruments in the course of collection), including without limitation, liability by way of agreement to sell and repurchase any asset, liability relating to the issuance of letters of credit or other forms of payment guarantee or otherwise to insure a creditor against loss, and any indebtedness representing or incurred to finance the acquisition



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of any asset acquired by such Person or to enable such Person to make a loan or extend credit to any other party.

         "LENDER" shall have the meaning specified in the introductory paragraph hereof.

         "LOAN DOCUMENTS" means, collectively, the Note, this Pledge Agreement, the Repurchase Agreement and any other documents evidencing or relating to the Loan or the Collateral or any other security which may now or hereafter be given as further security for or in connection with the Loan.

         "NOTE" shall have the meaning specified in the recitals hereof.

         "PERSON" means any individual, partnership, corporation, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, or governmental entity (or any department, agency or political subdivision thereof), or any other entity.

         "PLEDGE AGREEMENT" shall have the meaning specified in the introductory paragraph hereof.

         "PURCHASE DOCUMENTS" shall have the meaning specified in Section 4.6 hereof.

         "REPURCHASE AGREEMENT" shall mean that certain PSA Master Repurchase Agreement, dated as of __________, 1996, between the Borrower and Greenwich Capital Markets, Inc, an affiliate of the Lender.

                                   ARTICLE II
                       PLEDGE AND DELIVERY OF COLLATERAL;
                            MANAGEMENT OF COLLATERAL

         2.1 Security. As security for the payment of all obligations, liabilities and indebtedness of the Borrower to the Lender, whether now or hereafter owing or existing, including all obligations under this Pledge Agreement, the Note and the other Loan Documents, and for the payment, performance and discharge of all other obligations or undertakings now or hereafter made for the benefit of the Lender under this Pledge Agreement, the Note, the other Loan Documents or under any other agreement, promissory note or undertaking now existing or hereafter entered into by the Borrower with or to the Lender pursuant to the terms hereof, or otherwise, including any guaranty or surety obligations of the Borrower owed to the Lender, the Borrower hereby pledges and assigns to the Lender, and grants to the Lender, a continuing lien and first priority security interest in, all of the Borrower's right, title and interest in, to and under: (a) the Certificates; (b) the property identified on any Confirmation of Advance (as defined in the Note) or delivered to the Lender pursuant to Section 2.4 herein; (c) any other property held by the Lender or any of its affiliates, from time to time, including any property delivered to Greenwich Capital Markets, Inc. pursuant to the Repurchase Agreement, or securing any other obligation of the Borrower


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to the Lender or any of its affiliates; and (d) all proceeds, payments, income, products and profits derived from or related to the above described property (all of the foregoing, together with any Additional Collateral (as hereinafter defined), are collectively referred to herein as the "COLLATERAL").

         The above-described security interests shall not be rendered void by the fact that no obligations, liabilities or indebtedness secured by the Collateral exist as of any particular date, but shall continue in full force and effect until the filing of termination statements or statements of partial release signed by the Lender with respect to the Collateral. The Borrower will pay all filing, recording, search and other expenses reasonably incurred by the Lender with respect to perfection of the Lender's security interest under this Pledge Agreement and the confirmation of the priority of the Lender's security interest in the Collateral.

         2.2 Delivery of Collateral. Delivery of Collateral to the Lender or its agent under this Pledge Agreement shall be made in the following manner: (i) in the case of cash proceeds on the Collateral, by wire transfer of immediately available funds to the Lender; (ii) in the case of certificated securities, including the Certificates, by physical delivery of the certificates evidencing such Collateral to the Lender or its designee, whenever possible in the name of the Lender, and in all other instances, in suitable form for delivery and transfer, accompanied by duly executed instruments of transfer or assignment in blank or such other documentation as may be necessary to effect transfer to the Lender whereupon the Lender may take such steps as it deems necessary to effect the recordation or re-registration of such Collateral in its name; and (iii) in the case of any other Collateral (such Collateral to be subject to the written approval of the Lender, which approval may be withheld in the sole discretion of the Lender), in such manner as the Lender shall agree to in writing. All Collateral shall be delivered free and clear of all liens and security interests other than the lien and security interest created in favor of the Lender under this Pledge Agreement.

         2.3 Initial Collateral. On any day that an Advance is funded, the Borrower shall make Delivery to the Lender of Collateral satisfactory to the Lender in an amount so that the Current Market Value of the Collateral (determined as of the close of business on the Business Day immediately preceding such Delivery) is at least equal to the Collateral Requirement.

         2.4 Additional Collateral. If the Lender notifies the Borrower that the Current Market Value of the Collateral at the close of business on any Business Day is below the Collateral Requirement, the Borrower shall, on the next Business Day, either: (a) prepay such Advances (together with interest thereon) in part or in whole; or (b) make Delivery to the Lender of additional Collateral ("ADDITIONAL COLLATERAL") in the form satisfactory to the Lender, such that the aggregate Current Market Value of the Collateral (including the Additional Collateral) (determined as of the Business Day prior to such Delivery) is not less than the Collateral Requirement.

         2.5 Payments on Collateral. Each of the parties hereto expressly acknowledge and agree that any and all distributions received by the Borrower in respect of the Collateral will be required to be remitted directly to the Lender until the Lender notifies the Borrower in writing that all Advances have been repaid in full and this Pledge Agreement, the Note and each of the Loan Documents has terminated.



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         2.6 Application of Collections. The Lender will apply all funds received with respect to the Collateral in accordance with Article III of the Note.

         2.7 Setoff. If an Event of Default of Borrower shall have occurred and be continuing, the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits and any and all indebtedness or other amounts at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Pledge Agreement or any other Loan Documents held by the Lender, irrespective of whether or not the Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The Lender agrees to notify the Borrower promptly after any such set-off and application made by the Lender; provided that the failure to give such notice shall not affect the validity or effectiveness of any such set-off. The rights of the Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which the Lender may have.

         2.8 Rights in the Collateral. The Borrower shall not have the right to modify, amend or waive any terms or conditions of the Collateral, or any rights or interest therein, without the Lender's prior written consent. The Lender (if it has not previously done so) may take such steps as it deems necessary to effect the recordation or re-registration in its name of any Collateral. Lender may repledge and rehypothecate the Collateral, on such terms as Lender deems appropriate in its sole discretion.

         2.9 Secured Party. This Pledge Agreement shall constitute a security agreement, and the Lender shall have all of the rights in the Collateral of a secured party, under Articles 8 and 9 of the Uniform Commercial Code as enacted in the State of New York.

                                   ARTICLE III
                               FURTHER ASSURANCES

         The Borrower shall at all times and at its own expense take any and all necessary actions, including, without limitation, making, executing, delivering, recording, registering, or filing all such financing statements, continuation statements, other instruments and documents, acts, deeds, conveyances, pledges, assignments and transfers, or cause the same to be taken, as may be reasonably requested by the Lender to assure it with respect to its first priority perfected security interest in the Collateral granted under this Pledge Agreement, and in order to fully effect the purposes of this Pledge Agreement, and the Borrower agrees not to take any actions or suffer to exist any conditions that could have an adverse effect on the Lender's rights or privileges (including, without limitation, the security interest in the Collateral) granted hereunder.


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                                   ARTICLE IV
                                    COVENANTS

         4.1 No Liens. Except as permitted pursuant to a release by the Lender pursuant to Section 2.9 hereof, the Borrower shall not, without the prior written consent of the Lender, in any manner transfer, assign or further encumber or permit the encumbrance of the Borrower's interest in the Collateral.

         4.2 Delivery of Collateral. The Borrower shall promptly deliver to the Lender if and when received by the Borrower any document or instrument evidencing the Collateral in its possession or control not previously delivered to the Lender.

         4.3 Notices. The Borrower covenants that it shall at all times give the Lender prompt written notice of any material adverse change in the business, operations, properties, condition (financial or otherwise) or prospects of the Borrower or any event that with the passage of time, the giving of notice or both could constitute an Event of Default of Borrower.

         4.4 Net Worth. The Borrower shall at all times during the term of this Pledge Agreement maintain a "NET WORTH" (i.e., the excess of total consolidated assets over total consolidated liabilities determined in accordance with GAAP) equal to the greater of (a) $35,000,000.00 and (b) on any date following the Borrower's fiscal year-end 1997, 80% of the Net Worth (as determined above) of the Borrower as the end of the Borrower's immediately preceding fiscal year.

         4.5 Debt-to-Net Worth Ratio: The Borrower shall at all times during the term of this Pledge Agreement maintain a debt-to-Net Worth ratio, calculated in accordance with GAAP (ratio of outstanding indebtedness (including indebtedness hereunder and including, without duplication, obligations under guarantees of indebtedness, but excluding indebtedness under any warehouse loan agreements) to Net Worth) of not more than 2.5:1.

         4.6 Purchase Documents. The Borrower shall at all times during the term of this Pledge Agreement comply with all of the affirmative covenants and negative covenants contained in the Loan Documents, the "Closing Documents" and the "Loan Documents" (as each such term is defined in the Purchase Agreement, collectively, the "PURCHASE DOCUMENTS").

                                    ARTICLE V
                                EVENTS OF DEFAULT

         5.1 Borrower. Any of the following events shall constitute an "EVENT OF DEFAULT OF BORROWER":

         (a) The Borrower shall fail to pay when due any payment of: (i) principal or interest due under the Note in accordance with the terms thereof, and such failure continues for a period of one (1) Business Day after the date such payment is due and the Borrower has


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received written notice of such non-payment; or (ii) any other amounts due to the Lender hereunder or under the Note and such failure continues for a period of five (5) Business Days after the date such payment is due and the Borrower has received written notice of such non-payment; or

         (b) The Borrower shall without the prior written approval of the Lender assign, transfer, encumber or convey, prior to the release of the same from the security interest created under the Loan Documents, any or all of its rights, title or interest in or to any item of Collateral or the proceeds thereof; the Borrower shall attempt to do any of the foregoing; or there shall otherwise occur any loss of or impairment to the first priority perfected status of the security interest created under the Loan Documents and the incidents thereof; or

         (c) Other than with respect to any failure to pay any amounts when due hereunder, the Borrower shall fail to perform or to observe any other covenant or agreement contained herein or in the other Loan Documents, and such failure continues for a period of 30 days after written notice thereof has been given to the Borrower by the Lender or the Borrower otherwise has knowledge thereof; or

         (d) The Borrower shall default in respect of: (i) any payment obligation under any loan from Lender or any subsidiary of Lender or any obligation to pay for securities delivered to Borrower by Lender or a subsidiary; (ii) the Borrower shall fail to pay any money due under any other agreement, note, indenture or instrument evidencing, securing, guaranteeing or otherwise relating to indebtedness of the Borrower for borrowed money, which failure to pay constitutes an event of default under any such agreement or instrument or constitutes a default and such default shall continue beyond any applicable grace periods therein specified or the Borrower shall default in the observance or performance of any other covenant or condition in any such agreement or instrument, which default has not been waived by the creditor or other applicable party thereunder, and such default shall continue beyond any applicable grace periods therein specified; (iii) any other event shall occur or condition shall exist if the effect of such event or condition is to accelerate, or permit the acceleration of, the maturity of such indebtedness; or (iv) any such indebtedness shall be declared due and payable prior to the stated maturity thereof; other than, in the case of items (ii) thereof (iv), indebtedness with respect to which the failure to pay would not, individually or in the aggregate, be expected to have a material adverse effect on the financial condition, operations, business or prospects of the Borrower; or

         (e) Any Governmental Authority shall take any action, or any other event shall occur, with respect to the Borrower which has a material adverse effect on the condition (financial or otherwise) of the Borrower or on the ability of the Borrower to perform its obligations under any of the Loan Documents; or

         (f) The Borrower shall: (i) become insolvent; (ii) be dissolved; (iii) fail generally to pay its debts as such debts become due; (iv) commence a voluntary case under federal bankruptcy, insolvency or other similar law; (v) consent to the appointment of or taking of possession by a receiver, liquidator, assignee, trustee, custodian, or sequestrator (or other similar official) of the Borrower or of any substantial part of its property; (vi) make an


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assignment for the benefit of creditors; or (vii) take any action intended or likely to result in any event described in the foregoing clauses (i) through
(vi); or

         (g) There shall be filed or entered in respect of the Borrower a petition, decree or order for relief by a court having jurisdiction in the premises in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal, state or foreign bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Borrower or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such petition, decree or order shall continue undismissed, unstayed and in effect for a period of 90 days; or

         (h) An "Event of Default" (as defined in Article 14 of the Purchase Agreement) shall have occurred; or

         (i) The Lender, in its good faith judgment, has reasonable cause to believe that there has been a material adverse change in the Collateral or in the Lender's rights under any Loan Document, the Note or the Purchase Documents or a material subsidiary adverse change in the condition (financial or otherwise) of the Borrower; or

         (j) On any date of determination, the aggregate amount of all Advances outstanding plus the aggregate Purchase Price (as defined in the Repurchase Agreement) of all Purchased Securities held by Greenwich Capital Markets, Inc. on such date shall exceed the Maximum Commitment Amount (as defined in the Note).

                                   ARTICLE VI
                                    REMEDIES

         6.1 Remedies. If an Event of Default of Borrower shall have occurred and be continuing, then the Lender may, at its election, to the fullest extent permitted by applicable law:

         (a) By notice to the Borrower declare the entire unpaid principal balance of the Note, together with interest thereon and all other amounts owing under the Loan Documents immediately due and payable, whereupon the same shall become immediately due and payable, and the Lender may exercise all of its remedies under the Loan Documents with respect to the Collateral or otherwise; provided that if an Event of Default of Borrower specified in paragraph (f) or
(g) of Section 5.1 of this Pledge Agreement shall occur, the entire unpaid principal balance of the Note, together with interest thereon and all other amounts owing under the Loan Documents, shall immediately and automatically become due and payable without notice or presentment;

         (b) Proceed to exercise any other rights or remedies it may have hereunder or under the Note;

         (c) Pursue any rights or remedies it may have at law, equity or otherwise;


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         (d) Cancel or otherwise terminate this Pledge Agreement, the Note and any other agreement with the Borrower without prior notice to the Borrower (and the Borrower will be liable to the Lender and its subsidiaries for any resulting loss, costs and expenses), and the Lender and its subsidiaries may: (i) set off any obligation to the Borrower hereunder or thereunder against any obligation of the Borrower to the Lender or its subsidiaries hereunder or thereunder; and (ii) realize upon property securing any obligation to it or its subsidiaries hereunder or thereunder;

         (e) Upon acceleration of the Note pursuant to the Loan Documents, exercise all of the rights and remedies available to secured parties under any applicable Uniform Commercial Code provisions, including, but not limited to, the Lender's right to: (i) sell any or all of the Collateral in a commercially reasonable manner and applying the proceeds thereof against any amounts owed to the Lender by the Borrower; or (ii) in lieu of selling the Collateral, credit the Current Market Value of the Collateral as determined in a commercially reasonable manner against any amounts owed by the Borrower to the Lender; provided, however, that the Borrower shall remain liable for any deficiency and shall pay interest on such deficiency as prescribed in the Note (the Borrower agreeing that, to the extent that applicable law requires the giving of notice by the Lender to the Borrower of any such disposition, the minimum time required by such law (or if no minimum time is specified, one Business Day) shall constitute reasonable notice); provided further that, after the application of all proceeds to or credits against the amounts owed to the Lender hereunder as provided in this Section 6.1 (e), any surplus thereafter shall be accounted to the Borrower in accordance with any applicable Uniform Commercial Code provisions; and

         (f) transfer or assign the Loan Documents to any Person without the prior written consent of the Borrower.

         6.2 Cost and Expenses on Default. If an Event of Default of Borrower shall have occurred, the Lender shall be entitled to collect, in addition to principal, interest and delinquency charges hereunder, all costs of collection, including without limitation, reasonable attorneys' fees and disbursements, incurred in connection with the protection or realization of collateral or in connection with any of the Lender's collection efforts, whether or not suit on the Note or any foreclosure proceeding is filed, and all such costs and expenses shall be payable on demand and until paid shall also be secured by the Collateral and other Loan Documents and by all other collateral held by the Lender as security for the Borrower's obligations to the Lender.

                                   ARTICLE VII
                          CONTINUING SECURITY INTEREST

         The Borrower shall not assign or otherwise transfer this Pledge Agreement or any interest herein without the Lender's prior written consent. This Pledge Agreement shall create a continuing security interest in the Collateral and shall: (a) remain in full force and effect until the final payment in full of all amounts payable under the Note and the other Loan Documents; (b) bind the Borrower, its successors and permitted assigns; and (c) inure to the benefit of the Lender and its successors, transferees and assigns.

The Lender may transfer the Loan Documents to any of its successors or assigns, by notice to the Borrower, and such other person or entity shall thereupon be vested with all the benefits in


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respect thereof granted to the Lender herein or otherwise; provided that such successor or assign has agreed in a writing, which shall be delivered to the Borrower, to assume all of the obligations of the Lender under the Loan Documents.

                                  ARTICLE VIII
                         REPRESENTATIONS AND WARRANTIES

         8.1 Representations and Warranties. The Borrower represents and warrants to the Lender continuously throughout the term of the Loan, as defined in the Note, that:

         (a) It is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and is duly qualified to do business and in good standing in each jurisdiction where the conduct of its business or the ownership, lease or operation of its property requires such qualification, except where the failure to be so qualified could not have material adverse effect on the business, operations, properties, condition (financial or otherwise) or prospects of the Borrower or impair the ability of the Borrower to perform its obligations under any Loan Document. The Borrower has all requisite power and authority to own and operate its property, to lease the property it operates as lessee and to carry on its business as now being or as proposed to be conducted;

         (b) It has all requisite power and authority (including full corporate power and authority) to execute and deliver the Loan Documents, and to perform its obligations under each Loan Document (other than the Certificates) and has taken or caused to be taken all necessary corporate action to authorize such execution, delivery and performance. Each Loan Document (other than the Certificates) constitutes the legal, valid and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its respective terms and conditions, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general equitable principles regardless of whether enforcement is sought in a proceeding in equity or at law;

         (c) Neither the execution and delivery of the Loan Documents, nor the consummation of the transactions contemplated thereby, nor compliance with the provisions thereof, will: (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Borrower is subject or any provision of its charter or bylaws; or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice (other with respect to any notice contemplated hereunder with respect to the Collateral to any trustee under any pooling and servicing agreement, indenture or any similar agreement pursuant to which the Certificates were issued) under any agreement, contract, lease, license, instrument, or other arrangement to which the Borrower is a party or by which it is bound or to which any of its assets is subject;

         (d) All approvals, authorizations, consents, orders or other actions or registrations with or notices to any person or entity required to be obtained, made or given by the Borrower


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in connection with the execution, delivery and performance of the Loan Documents and the consummation of the transactions contemplated thereby have been duly and properly obtained, made or given by the Borrower and are in full force and effect;

         (e) There are no pending or, to the Borrower's knowledge, threatened actions, suits or other proceedings by or against the Borrower before any court, arbitrator or other Governmental Authority that challenge or affect the legality, validity or enforceability of any Loan Document or the transactions contemplated thereby, or that, whether individually or in the aggregate, could have a material adverse effect on the business, operations, properties, condition (financial or otherwise) prospects of the Borrower or impair the ability of the Borrower to perform its obligations under any Loan Document;

         (f) The Borrower has filed or caused to be filed, or Mego Financial Corp., on behalf or the Borrower, has filed all tax returns (federal, state and local) (or requests for extension which are routinely granted) which are required to be filed and has paid all taxes including those which have become due pursuant to such returns or pursuant to any assessments made against it or any of its properties, as the case may be, and all other material taxes or other charges imposed on it or any of its properties by any Governmental Authority; and no tax liens have been filed;

         (g) No proceeds of the Advances will be used, directly or indirectly, by the Borrower for the purpose of purchasing or carrying any Margin Stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry Margin Stock or for any other purpose which might cause the Advances to be a "purpose credit" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System;

         (h) The Borrower has obtained any and all permits, licenses, approvals and consents of any Governmental Authority as may be required to own, purchase, sell or otherwise dispose of the Collateral, as the case may be, and to conduct or to transact its business or own, lease or operate its properties and is in material compliance with all applicable requirements of law;

         (i) All financial statements of the Borrower delivered to the Lender fully and accurately present the financial position of the Borrower, as of the respective dates thereof in accordance with GAAP. Since November 30, 1996, there has been no material adverse change in the business, operations, properties, condition (financial or otherwise) or prospects of the Borrower;

         (j) It is, not directly or indirectly, controlled by any Person which is, an "investment company" within the meaning of the Investment Company Act of 1940, as amended; the Borrower is not subject to any regulation under any federal or state statute or regulation which limits its ability to incur Indebtedness;

         (k) The lien of this Pledge Agreement constitutes a first priority perfected and enforceable security interest in the Collateral in favor of the Lender; on each occasion on which the Borrower makes a Delivery of Collateral to the Lender, the Borrower will be the sole owner of that Collateral and will have the right to receive all payments (in accordance with the terms of any pooling and servicing agreement, indenture or any similar agreement pursuant to which the Certificates were issued) on the Collateral, in each case free and clear of all liens and security interests other than the lien of this Pledge Agreement;

         (l) Except for financing statements contemplated by this Pledge Agreement, there are no financing statements or other actions required under the Uniform Commercial Code or similar law of any state or jurisdiction required in connection with the grants to the Lender set forth in this Pledge Agreement;

         (m) Other than as disclosed to the Lender on Schedule 1 attached hereto, no representation or warranty made by or on behalf of Borrower contained in any Loan Document and no information (written or oral), certificate, financial statement or report furnished or to be furnished by or on behalf of the Borrower thereunder or in connection with the transactions contemplated thereby, contains or will contain an untrue statement of a material fact, or, omits or will omit to state any material fact (including without limitation, whether either Borrower or any of its respective officers or directors (past or present) is (or during the last five (5) years has been) under civil or criminal investigation by any Governmental Authority or is under indictment by any Governmental Authority) necessary to make the statements herein or therein contained, in light of the circumstances in which made, not misleading;

         (n) It does not have any reason to believe that it will not be able to perform in all material respects all covenants and agreements to be performed by it under this Agreement and each of the other Loan Documents; and

         (o) Each of the representations and warranties of the Borrower contained in the other Loan Documents and the Purchase Documents is true and correct.

                                   ARTICLE IX
                             THE LENDER MAY PERFORM

         At any time that an Event of Default of Borrower has occurred and is continuing, the Borrower hereby appoints any officer or agent of the Lender as the Borrower's true and lawful attorney-in-fact with full authority in the place and stead of the Borrower and in the name of the Lender or otherwise, from time to time in the Lender's discretion, to take any action and to execute any agreements, documents and instruments which the Lender may deem necessary or advisable to accomplish the purposes of this Pledge Agreement. The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Lender to exercise any such powers.

                                    ARTICLE X
                              CONDITIONS PRECEDENT

         10.1 Conditions Precedent to Closing. The obligations of Lender to enter into this Pledge Agreement and the Note and to make any Advance thereunder are subject to the following conditions:

         (a) The receipt by Lender, concurrently with the signing of this Pledge Agreement, in form and substance satisfactory to Lender, each of the following:

         (i) Evidence of the authority of the persons executing this Pledge Agreement, the Note and the other Loan Documents, together with specimen signatures of such persons; and

         (ii) A certified copy of the Borrower's Certificate of Incorporation and By-laws and a good standing certificate from the State of Delaware dated as of, or reasonably prior to, the date hereof; and

         (iii) Certified copies of all necessary resolutions of the Board of Directors of the Borrower authorizing the execution and delivery and performance under this Pledge Agreement, the Note and the other Loan Documents; and

         (iv)  The duly executed, original Note; and

         (v) A certificate, as of the date of signing of the Pledge Agreement, by the President, a Vice President or the Treasurer of the Borrower certifying that the representations and warranties contained in Article VIII hereof are true and correct, that Borrower is in compliance with the covenants set forth in Article IV and that no Event of Default, and no event which with notice or lapse of time or both would become an Event of Default, has occurred and is continuing; and

         (vi) The following opinions of counsel in form and substance reasonably satisfactory to Lender's counsel:

               (A) Standard corporate opinions of Borrower regarding due authorization, execution, consents, material litigation and noncontravention;

               (B) Enforceablility of this Pledge Agreement, the Note and the other Loan Documents;

               (C) Lien, priority and perfection opinions relating to the pledge of Collateral from the Borrower to Lender; and

               (D) Such other opinions as Lender's counsel shall reasonably request; and

         (b) Such other documents, certificates or financial or other information as Lender may reasonably request.

         10.2 Conditions Precedent to Each Advance. In addition to each of the conditions precedent set forth in Section 10.1 being met, the obligations of Lender to extend each Advance hereunder shall be subject to the following conditions:

         (a) There shall not have occurred and be continuing any Event of Default and Borrower shall be in full compliance with all of its covenants, representations and warranties and obligations under this Pledge Agreement; and

         (b) Lender shall have received a Notice of Borrowing (as defined in the Note); and

         (c) Taking into account the amount of the requested Advance, the Current Market Value of the Collateral shall be equal to, or in excess of, the Collateral Requirement for all Advances; and

         (d) The Certificates for the Advance requested and any outstanding Advances, together with such documents, instruments and certificates contemplated by Section 2.2 and 2.3 hereof, shall have been delivered to Lender or its designee.

         (e) Financing statements on Form UCC-1, in form and substance reasonably acceptable to the Lender, naming Borrower as "debtor" and Lender as "secured party" and describing the Collateral as "collateral" thereunder, to be filed in each jurisdiction in which it is necessary to file to perfect a security interest in "general intangibles" (as defined in the UCC).

                                   ARTICLE XI
                                  MISCELLANEOUS

         11.1 Successors and Assigns: No Third Party Beneficiaries. This Pledge Agreement shall be binding upon and inure to the benefit of, the parties hereto and their respective permitted successors and assigns. This Pledge Agreement shall not confer any rights, obligations, remedies or liabilities upon any Person other than the parties hereto and their permitted successors and assigns.

         11.2 Governing Law. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

         11.3 Notices. All notices, requests, demands, claims and other communications under this Pledge Agreement shall be in writing (unless otherwise specified herein) and shall be deemed duly given if (and then two Business Days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                  IF TO BORROWER:
                  Mego Mortgage Corporation
                  1000 Parkwood Circle, Suite 500
                  Atlanta, Georgia  30339

                  Attention:  Jeff Moore
                  Telephone:  1-800-550-6346
                  Telecopy:  1-800-694-6346

                  IF TO THE LENDER:

                  Greenwich Capital Financial Products, Inc.
                  600 Steamboat Road
                  Greenwich, Connecticut  06830
                  Attention: William Gallagher
                  Telephone: (203) 625-2700
                  Telecopy: (203) 629-3558
                  With a copy to the General Counsel

Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

         11.4 Amendments; Waivers. This Pledge Agreement may not be amended, modified or supplemented except in writing signed by each of the parties hereto. Each party may, by written notice to the other, extend the time for or waive the performance of any of the obligations of such other hereunder. The waiver by any party hereto of a breach of this Pledge Agreement shall not operate or be construed as a waiver of any other or subsequent breach. No delay, omission or act by a party shall be deemed a waiver of such party's rights, powers or remedies. No course of dealing between the parties hereto shall operate as a waiver of any provision hereof.

         11.5 Payment of Expenses; Indemnity.  The Borrower shall:

         (a) pay or reimburse the Lender on demand for all of its out-of-pocket costs and expenses incurred in connection with the development, preparation, and execution of, and any amendment, modification or supplement to, or any waiver under, any Loan Document and any other document prepared in connection herewith or therewith, and the consumption of the transactions contemplated thereby, including without limitation the reasonable fees and disbursements of counsel to the Lender;

         (b) pay on demand all reasonable costs and expenses of the Lender, including without limitation, the reasonable fees and disbursements of counsel to the Lender, in connection with the occurrence or continuance of Event of Default and the enforcement, collection, protection or preservation (whether through negotiation, legal proceedings or otherwise) of this Agreement or any other Loan Document, the Collateral, any obligation or any right, remedy, power or privilege of the Lender hereunder or thereunder;

         (c) pay and hold the Lender harmless from and against any and all present and future stamp, excise, recording or other similar taxes or fees payable in connection with the execution, delivery, recording and filing of any Loan Document and hold the Lender harmless from and against any and all liabilities with respect to or resulting from ant delay or omission to pay such taxes or fees; and

         (d) indemnify and hold harmless the Lender and its directors, officers, employees and agents and hold each of them harmless from and against, any and all liability, losses, damages, penalties, actions, judgments, suits, claim, costs, expenses and disbursements, including without limitation the reasonable fees and disbursement of counsel to the Lender and such other parties, incurred by any of them in connection with, arising out of or in any way relating to any investigation, claim, litigation or other proceeding, pending or threatened (whether or not any of them is designated a party thereto), in connection with, arising out of or in any way related to this Agreement or any other Document or any of the transactions contemplated herein or therein or any use of the proceeds of any Loan by the Borrower; provided that the Lender shall not be entitled to any indemnification for any of the foregoing resulting from its gross negligence or willful misconduct as determined by a court of competent jurisdiction.

If, and to the extent that, the indemnity obligations of the Borrower hereunder may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of such indemnity obligations which is permissible under applicable law.

         11.6 Limited Liability. No recourse under any Loan Document shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Loan Documents, it being expressly agreed and understood that each Loan Document is solely a corporate obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches by any party hereto of any obligation under any Loan Document is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Pledge Agreement.

         11.7 Counterparts. This Pledge Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         11.8 Severability; Interpretation. Any term or provision of this Pledge Agreement that is invalid, illegal or unenforceable. in any situation in any jurisdiction shall not affect the validity, legality or enforceability of the remaining terms and provisions hereof or the validity, legality or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the date first above written.

                                              GREENWICH CAPITAL FINANCIAL
                                              PRODUCTS, INC.

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                              MEGO MORTGAGE CORPORATION

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title: